UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): May 6, 2008
                                                       ------------

                          --------------------

                          RIVIERA HOLDINGS CORPORATION
               (Exact Name of Registrant as Specified in Charter)


        Nevada                    000-21430                      88-0296885
        ------                                                  -----------
(State or Other Jurisdiction      (Commission                (IRS Employer of
             File Number)     Identification No.)             Incorporation)


          2901 Las Vegas Boulevard South, Las Vegas, Nevada       89109
          -------------------------------------------------       ------
             (Address of Principal Executive Offices)           (Zip Code)

       Registrant's telephone number, including area code (702) 794-9527
                                                          --------------

                              N/A
          ----------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

            On May 6, 2008, Riviera Holdings Corporation issued a press release announcing that its Annual Meeting of Stockholders (the "Annual Meeting") will be adjourned from May 13, 2008, and rescheduled to be held on May 28, 2008, at the Riviera Hotel and Casino, 2901 Las Vegas Boulevard South, Las Vegas, Nevada 89109, at 11:00 a.m., local time. The record date to vote at the Annual Meeting will remain April 1, 2008. A copy of the press release is included in Exhibit 99.1.

Item 9.01         Financial Statements and Exhibits

(d)  Exhibits

Exhibit 99.1 Riviera Holdings Corporation press release dated May 6, 2008.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               RIVIERA HOLDINGS CORPORATION
                                          (Registrant)

Date:    May  6, 2008
                               By:        /s/ Tullio J. Marchionne
                                          -------------------------------------
                               Name:    Tullio J. Marchionne
                               Title:   Secretary and General Counsel